Exhibit 99.2

Pioneering a New Class of Allogeneic Cell Therapy ©2022 Sigilon Therapeutics, Inc. March 2022

Disclaimer

This presentation has been prepared by Sigilon Therapeutics, Inc. ("we," "us," "our," "Sigilon" or the "Company") and is made for informational purposes only and not for any other purpose. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. The Company has not independently verified, and Sigilon makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. The Company's internal research has not been verified by any independent source.

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: our current cash runway; the initiation, timing, progress and results of our research and development programs, preclinical studies and clinical trials, including the timing of our clinical trial for SIG-005 and the submission of INDs or CTAs for SIG-005 and our other product candidates; our ability to advance any product candidates that we may develop and successfully complete any clinical studies, including the manufacture of any such product candidates; our ability to leverage our initial programs to develop additional product candidates using our SLTx platform; and our ability to successfully scale our manufacturing capabilities. Any forward-looking statements represent the Company's views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements, except as required by law. The Company's business is subject to substantial risks and uncertainties that could cause these statements to be inaccurate. Applicable risks and uncertainties include, among others, that we have incurred significant losses since inception and our need for additional funding; if we fail to achieve the expected financial and operational benefits of our corporate restructuring, the results of our investigation of the preliminary results of our Phase 1/2 clinical trial of SIG-001 in Hemophilia A or failure of SIG-005 in clinical development could adversely effect our business and may require us to discontinue or delay development of other product candidates, which are all based on the same SLTx platform; there may be SAEs in addition to the SAE reported in our Phase 1/2 clinical trial of SIG-001 in Hemophilia A, other undesirable side effects related to our product candidates or clinical studies, or limited efficacy of product candidates arising from our SLTx platform; the SLTx platform consists of novel technologies that are not yet clinically validated for human therapeutic use; that we do not have any results from the testing of any of our product candidates in clinical trials other than SIG-001 and any favorable preclinical results are not predictive of results that may be observed in clinical trials; we may be unable to obtain and maintain patent protection and other intellectual property rights for SIG-005 or any other product candidates and for our SLTx platform, or the scope of the patent and other intellectual property protection obtained may not be sufficiently broad; the FDA or other regulators may request additional preclinical studies or clinical trials beyond those that we currently anticipate for SIG-005 or other product candidates, that manufacturing changes may not have the desired effect; and other risks and uncertainties identified under the heading "Risk Factors" and in our Annual Report on Form 10-K for the year ended December 31, 2021 and in any subsequent filings with the Securities and Exchange Commission.

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2 MISSION: Harnessing the power of the human cell, we aim to deliver functional cures to patients with a broad range of chronic diseases

Modular SLTx Product Platform Manufacturing Placement Cells + Sphere 3 Spheres delivered to peritoneal space through interventional r adiology under local anesthesia Growing Intellectual Property Portfolio – 27 patent families; >96 pending applications in major markets

4 Shielded Living Therapeutics ( SLTx ), a Non - Viral Engineered Cell - Based Therapy Host genome unaltered 1 Shielded allogeneic cells 2 Redosable , retrievable and t itratable 3 Multiple tissue applicability 4 Established GMP manufacturing 5 Potential Attributes

Strong Foundation to Support Sustained Growth 5 2018 – 2019 Applying lessons learned to next programs Seminal work at MIT by Langer & Anderson with the discovery of Afibromer ™ Sigilon created by Flagship Pioneering (2016) Developed our modular platform IPO $145M (Dec 2020) Lilly partnership for T1D $75M upfront + up to $415M (2018) Ongoing manufacturing platform optimization Seasoned team executing pipeline strategy Anticipated Cash runway into 2024 First time Hem A patients ever dosed with an encapsulated, allogeneic cell therapy (2020 – 2021)

Clinical & Pipeline Update Phase 1/2 Hemophilia A Trial Update: • Three patients dosed (UK & U.S.) • Dose range: 300 million to 1 billion cells • One patient experienced SAE (inhibitor development) and spheres with PFO (pericapsular fibrotic overgrowth) • Established GMP manufacturing and logistics • No direct causal relationship between SIG - 001 and i nhibitor development established • Activity levels in highest dose cohort confounded by the presence of inhibitors 6 MPS - 1 Lead Indications: • Different cell line (iPSC) • Since 2018, partnership with Eli Lilly through IND Pipeline Reprioritization • Different immunological risk profile (engineered cell expressing hIDUA , disease & treatment) • Preclinical studies demonstrate potentially better outcome than enzyme replacement therapy (ERT) • Introduced cryopreserved drug substance • Implantation through interventional radiology (IR) under local anesthesia • Developing BBB - IDUA next gen product candidates Type 1 Diabetes Investigations to date

Industry Leaders with a Proven Track Record of Driving Value

Rogerio Vivaldi, MD, MBA
President, Chief Executive Officer
Spark | Bioverativ | SANOFI GENZYME

Philip Ashton-Rickardt, PhD
Chief Scientific Officer
AZTHERAPIES | SMITH

May Orfali, MD, MBA
Chief Medical Officer
Pfizer | CANbridge | artisanpharma | CUBIST

Sarah Yuan, PhD
Chief Technical Operations Officer
2seventybio | sanofi | Biogen

Matthew Kowalsky, JD
Chief Legal and Administrative Officer
PROTEON | SANOFI GENZYME | CUBIST

Ajay Rai
SVP, Head of Business Development
Biogen | FREQUENCY

Olivia Kelly, PhD
SVP, Head of Diabetes Research
VIACYTE

Josias Pontes, MBA
SVP, Acting Chief Financial Officer
zafgen | SANOFI GENZYME | juniper

Board of Directors:

Doug Cole, MD
Chairman, Flagship Pioneering

John Cox
Repertoire

Stephen Oesterle MD
Former CTO, Medtronic PLC

Kavita Patel MD
The Brookings Institution

Robert Ruffolo, Jr., PhD
Former Head of R&D, Wyeth Pharmaceuticals

Eric Shaff, MBA
Seres Therapeutics

Brooke Story, MBA
BD Integrated Diagnostic Solutions

Rogerio Vivaldi, MD, MBA
Sigilon Therapeutics

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Preclinical Program Overview

BIOAVAILABILITY FROM IP → PLASMA

- ✓ 28-day **NHP** PK (SIG-001 & SIG-005) study confirmed bioavailability in plasma with relevant levels
- ✓ Multiple **rodent** studies in Hem A and MPS-1, provided evidence on bioavailability in plasma and target organs

NONCLINICAL SAFETY

- ✓ 1000+ **mice** studied in multiple safety & tox studies over 3 programs
- ✓ 70+ **NHP** evaluated in safety & tox studies
- ✓ Full biocompatibility

sigilon therapeutics™

DOSING, CONTROL, & REDOSING

- ✓ Product delivery method evaluated in **mice, pigs, NHP and human cadavers**
- ✓ Hem A, MPS-1, Fabry, FVII Def & Hem B dose/response in animal models
- ✓ Efficacy demonstrated by substrate reduction for MPS-I and Fabry

DURABILITY OF SLTX PLATFORM

- ✓ **12-month** rat Islet in STZ mouse model
- ✓ **6 & 12-month** NHP (empty spheres)
- ✓ **6-month** in NSG mice (SIG-001, SIG-005, SIG-007)
- ✓ **6-month** efficacy MPS1-H mice (SIG-005)
- ✓ **4-month** NHP islets

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Addressing a Broad Range of Chronic Diseases 9 PRIORITIZED AREAS OF DEVELOPMENT PROGRAM CELL PRODUCT RESEARCH & DISCOVERY LEAD OPTIMIZATION PRECLINICAL DEVELOPMENT PHASE 1/2 PHASE 3 SIG - 005: MPS - 1 Human IDUA SIG - 002: T1 Diabetes Human Insulin EXPANSION AREAS OF DEVELOPMENT PROGRAM CELL PRODUCT RESEARCH & DISCOVERY LEAD OPTIMIZATION PRECLINICAL DEVELOPMENT PHASE 1/2 PHASE 3 SIG - XXX: MPS - 1 + CNS Human IDUA + BBB SIG - 007: Fabry Human GLA SIG - 018: MPS - 2 + CNS Human IDS + BBB SIG - 020: MPS - 6 Human ARSB SIG - XXX: Liver Disease Undisclosed SIG - 001: Hemophilia A* BDD - FVIII Notes: IDUA = alpha - L - iduronidase ; GLA= alpha - galactosidase A ; IDS= iduronate sulfatase; ARSB= Arylsulfatase b ; BBB= Blood brain Barrier penetrants * Phase 1/2 clinical trial currently on hold – continuing to follow first three patients

SLTx Potential to Treat Lysosomal Diseases • SOC (enzyme replacement therapy) requires life - long weekly administration and can be hampered by a short enzyme half - life • Our SLTx platform offers the potential for sustained substrate reduction (vs. peaks and troughs) • Preclinically demonstrated enzyme transported to target tissues, even the hard - to - reach tissues like bone, heart and lungs • Received Orphan Drug designation for SIG - 005 (MPS - 1) and SIG - 007 (Fabry) in 2021 10 Lysosomal Diseases Therapeutic efficacy Sub - therapeutic efficacy No therapeutic efficacy 0 50 100 150 200 Plasma Enzyme Level Time (hours) Traditional Therapies Pulsatile protein delivery (ERT) SLTx product Modular platform to be applied across range of lysosomal diseases

11 MPS - 1 Overview MPS - 1: a rare genetic disease caused by a deficiency of IDUA enzyme that results in the accumulation of GAGs within cells affects many body systems and leads to organ damage ~1 in 100,000 live births enzyme replacement therapy (ERT) and bone marrow transplantation (BMT) for Hurler - Scheie SOC includes suboptimal long - term efficacy and treatment burden Unmet medical need includes ~ 500 patients eligible for SIG - 005 Lysosomal Diseases

12 SIG - 005 Produced Active hIDUA Both In Vitro and In Vivo for at Least 6 Months 0 4 8 12 16 20 24 0 2 4 6 Weeks, in vitro U/sphere/hour SIG - 005: Consistent levels of hIDUA produced from spheres for 6 - months in vitro SIG - 005: Low levels of HS in plasma 6 - months post - administration in MPSI - H mice* -4 0 4 8 12 16 20 24 0 2 4 6 8 Weeks, in vivo  g HS/mL plasma MPS-1 Untreated MPS-1 SIG-005 Laronidase Pre-Dosing Washout Administration SIG-005 **** **** ** Laronidase 0.58mg/kg, qw MPS - 1: mucopolysaccharidosis type I; HS: heparan sulfate; U : nmol 4MU per hour Error bars indicate SEM; U ntreated , n=25; SIG - 005 , n=9; Laronidase , n=17; unpaired t - test vs untreated **** p<0.001; *** p<0.001; ** p<0.01; * p<0.05; n.s .. p>0.05 * MPS - 1H animals were treated with anti - mouse monoclonal antibody which modulates CD4 antigen (Qin et al. , 1990; Waldmann , 1989) in order to prevent the xenogeneic response to human cells in SIG - 005. Lysosomal Diseases

Reduction of Substrate in Tissues of MPSI - H Mice 6 Months After SIG - 005c 13 Untreated MPSI - H SIG - 005 * * * * * * * * * * * * 10x 10x 10x 10x 10x 10x 10x 10x 40x 40x 40x 40x 40x 40x 40x 40x MPS - 1: mucopolysaccharidosis type I; Images taken by NanoZoomer S60 with 20x Representative images taken from single untreated male mouse & single SIG - 005 treated male mouse Heart Lung Liver Kidney Zeiss 20x; Alcian blue; Black arrow indicates substrate ( Untx : G7 - 1; Tx: G3 - 1); * Glomerulus; * Bronchiole Lysosomal Diseases

14 MPS-1 Untreated SIG-005 HET 0 1 2 3 Zygomatic TV (mm3) ✱✱✱✱ Total Bone Volume (Zygomatic Arch) Bone Length (Femur) MPS-1 Untreated SIG-005 HET 13 14 15 16 17 Femur length (mm) ✱✱ Cortical Thickness (Femur Midshaft) Trabecular Bone Volume (Distal Femur) MPS-1 Untreated SIG-005 HET 0.10 0.15 0.20 0.25 0.30 Ct.Th (mm) ✱✱ MPS-1 Untreated SIG-005 HET 0 10 20 30 Tb.BV/TV (%) ✱✱✱✱ MPS - 1: mucopolysaccharidosis type I; HET heterozygous Error bars indicate min to max; U ntreated , n=23; SIG - 005 , n=9; HET: n=10 unpaired t - test vs untreated **** p<0.001; *** p<0.001; ** p<0.01; * p<0.05; n.s .. p>0.05 Lysosomal Diseases SIG - 005: Corrected Bone Phenotype in MPS - 1H Mice 6 Months After Administration

Lysosomal Diseases

SIG-005: Phenotypic Correction in Bone After 6 Months of Treatment in Mice With MPS-1

Distal Femur – Sagittal View of Trabecular Areas


Untreated MPS-1H
SIG-005 Treated
Laronidase Treated
F
M
1 mm

Zygomatic Arch – Total Bone Volume

Untreated MPS-1H | SIG-005-treated | Laronidase-treated


F
M
1 mm

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Non - Confidential 16 Cryopreserved Drug Substance Expected to Decrease Manufacturing Lead Times for SIG - 005 by 80% Thaw Drug Substance Encapsulation Cell Expansion & Cryopreservation ~4 Weeks Up to 300mL Pooled SIG - 005 Final Filled DP SIG - 005 QC Release Testing Bulk Drug Product (DP) ~1 week for Manufacture & Initial Release Fully Released Drug Substanc e Manufacture Any Time Initiate 1 week prior to patient administration Pooled Fresh Drug Substance Encapsulation Cell Expansion ~4 weeks Up to 150mL Pooled SIG - 001 Final Filled DP SIG - 001 QC Release Testing Bulk Drug Substance Bulk Drug Product ~1 week for Manufacture & Initial Release Initiate Manufacturing 5 weeks prior to patient administration SIG - 001 (Fresh DS) Thaw Drug Substance Encapsulation Cell Expansion & Cryopreservation ~4 Weeks Up to 300mL Pooled SIG - 005 Final Filled DP SIG - 005 QC Release Testing Bulk Drug Product (DP) ~1 week for Manufacture & Initial Release Fully Released Drug Substanc e Manufacture Any Time Initiate 1 week prior to patient administration Manufacturing Any Time Cell expansion & cryopreservation ~4 weeks SIG - 005 ( Cryo DS) Initiate 1 week prior to patient administration SIG - 005 MPS - I Program Heparan Sulfate Level in Liver Sham Fresh DS Cryo DS 0 200 400 600 800 1000 10000 15000 20000 25000 ng HS/mg total protein ns Equivalent substrate reduction for fresh and cryopreserved drug substance in SIG - 005 spheres Lysosomal Diseases

17 Developed Interventional Radiology (IR) Guided Sphere Delivery • No insufflation • Under local anesthesia only • Single incision • Closed delivery system from product bag • Insufflation • Under general anesthesia • 2 port incision Laparoscopic Surgery Interventional Radiology Guided Placement Lysosomal Diseases

SIG - 005: Clinical Development in MPS - 1 Non - Confidential Lysosomal Diseases Clinical Trial Preparation Submit CTA (UK & Brazil) amendment submission for SIG - 005 in MPS - 1 in 2H 2022 Serial Imaging Inflammatory biomarkers Inclusion/Exclusion Criteria PK measurements PFO Mitigation regimen 1 2 3 4 5 Clinical Trial Design Last ERT infusion 1 week prior to SIG - 005 At least 3 plasma enzyme + biomarker pre - ERT infusions. At least 2 clinical assessments (6MWT+FVC +ROM) Observation • Age 18+ • Open - label, dose ranging • N = 18 adult patients • Attenuated MPS - 1 only ✓ CTA cleared in the UK ✓ CTA cleared in Brazil • Next steps expected to include CTA amendments and IND filing in the U.S. 4 - 8 Weeks 4 - 8 Weeks IR Guided insertion of SIG - 005 Safety Review 3 Year Follow Up Trial Overview: Regulatory Overview: Expect to initiate Phase 1/2 trial in 2023 18

Endocrine Diseases

Type 1 Diabetes Overview

T1D:

an autoimmune disease where the immune system attacks the insulin-producing beta cells in the pancreatic islets, which is where insulin is produced

SOC includes

treatment focuses on managing blood sugar levels with exogenous insulin, diet and lifestyle to prevent complications

~1.6 M patients in the U.S.

Unmet medical need includes

- impaired awareness of hypoglycemia (IAH) even with CGM
- suboptimal long-term efficacy
- treatment burden

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Non - Confidential 20 Lilly Collaboration to Develop a Potential Functional Cure for Type 1 Diabetes • Discover, develop and commercialize encapsulated cell therapy for T1D • Sigilon will create proprietary products and develop through IND • Eli Lilly responsible for clinical development and commercialization • $75 million up front • $415 million in milestones • Tiered single - to - low double - digit sales - based royalties Our Strategic Partner Partnership Overview Lilly’s Financial Commitment Endocrine Diseases

21 Non - Confidential Functional Cure for Type 1 Diabetes Insulin Independence Without Immunosuppression Sneddon et al 2018 Cell Stem Cell 22:810 - 823 Iworima et al 2021 Stem Cells Transl. Med. 1 - 11 SIG - 002: Sigilon Spheres with iPSC - Islets Islet Cell Therapy Directed Differentiation of iPSC to Islets Endocrine Diseases

22 Sigilon Technology Demonstrates Durable Glucose Control in Preclinical Models Review Article by Langer R; Molecular Frontiers Journal (2017) Encapsulated Rat Donor Islets in Diabetic Mice Encapsulated Cadaveric Human Islets in Diabetic Mice 60 0 50 0 40 0 30 0 Time (Days) 600 500 400 300 200 100 0 330 300 270 24 0 210 18 0 150 120 90 60 30 0 Blood Glucose (mg/dL) 0 10 20 30 40 50 60 70 80 90 100 0 100 200 300 400 500 600 700 800 900 Time (Days) Blood Glucose (mg/dL) Encapsulated Hu Islets (n=5), ~3K IEQ Diabetic Control (n=6) Non-Diabetic Control (n=6) Endocrine Diseases

Expansion Areas Of Development Crossing The Brain Barrier - BBB - hIDUA BBB - penetrant Camelid HCAb BBB V H H Cargo Protein Half - life V H H Half - life extending Camelid HCAb VH + - 32% Technology Details Expansion Good systemic tissue penetration and functional activity towards target substrate Total Heparan sulfate reduction in systemic tissues 23 Liver Spleen Kidney Lung Heart 0 50 100 150 200 Total Heparan sulfate reduction in systemic tissues Percent of Untreated BBB-hIDUA Untreated ✱✱ ✱✱✱✱ ✱✱✱✱ ✱✱✱✱ ✱✱✱ Brain Heparan Sulfate Reduction BBB-hIDUA Untreated 0 50 100 Brain heparan sulfate reduction Percent of Untreated ✱✱✱✱ Liver Spleen Kidney Lung Heart 0 50 100 150 200 Total Heparan sulfate reduction in systemic tissues Percent of Untreated BBB-hIDUA Untreated ✱✱ ✱✱✱✱ ✱✱✱✱ ✱✱✱✱ ✱✱✱

Saline ConA 3T3 mIL-10 + ConA 0 2 4 6 Liver Score 24 Expansion Areas Of Development Developing Products for Liver Diseases Liver Necrosis Saline Concanavalin A ( ConA ) mIL - 22 spheres + ConA SLTx - IL - 10 SLTx - IL - 22 Saline Concanavalin A (ConA) mIL - 10 spheres + ConA Hepatocyte Necrosis Saline ConA 3T3 mIL-22 + ConA 0 2 4 6 Liver Score Protection from liver damage Expansion Proof - of - concept for inflammatory diseases Autoimmune hepatitis • Hepatocyte destruction by pro - inflammatory cytokines • Pathology shared with common liver diseases IL - 10 • Cytokine that resolves inflammation IL - 22 • Cytokine that regenerates the liver

25 Multiple Milestones Targeted within 18 months H2 22 • Results of preclinical studies designed to evaluate PFO and mitigation strategies in humanized mice and non - human primates • CTA (UK & Brazil) amendment submission for SIG - 005 in MPS - 1 2023 • Phase 1/2 Initiation: SIG - 005 in MPS - 1 • IND filing for SIG - 005 in MPS - 1 in the U.S. • IND enabling studies initiation: SIG - 002/ iPSC - derived islet cells

Strong Foundation to Support Sustained Growth 26 2018 – 2019 Applying lessons learned to next programs Seminal work at MIT by Langer & Anderson with the discovery of Afibromer ™ Sigilon created by Flagship Pioneering (2016) Developed our modular platform IPO $145M (Dec 2020) Ongoing manufacturing platform optimization Seasoned team executing pipeline strategy Anticipated cash runway into 2024 First time Hem A patients ever dosed with an encapsulated, allogeneic cell therapy (2020 – 2021) Lilly partnership for T1D $75M upfront + up to $415M (2018)

Thank You Contact Us: Robert Windsor, Jr., J.D. VP, Head of Investor Relations, Sigilon Therapeutics Robert.windsor@sigilon.com 617.586.3837